               [Transamerica Life Insurance Company Letterhead]

September 12, 2001


VIA EDGAR

____________________

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Fidelity Variable Annuity Account
     File No. 811-02954, CIK 0000726352
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Fidelity Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the following underlying management investment companies: Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 28, 2001, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK:
0000356494); on August 28, 2001, Variable Insurance Products Fund II filed its semi-annual report with the Commission via EDGAR (CIK: 0000831016); and on August 28, 2001, Variable Insurance Products Fund III filed its semi-annual report with the Commission via EDGAR (CIK: 0000927384). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division